Exhibit 99.2

NON-GAAP FINANCIAL MEASURES
In certain sections of this offering memorandum, including “Summary—Summary Pro Forma Combined and Historical Consolidated Financial Data,” we present Adjusted EBITDA, and in certain sections of this offering memorandum, including “Unaudited Pro Forma and Historical Condensed Combined Financial Statements,” we present Adjusted Operating Income (“AOI”) for the Insurance segment.  Adjusted EBITDA and Adjusted Operating Income are “non-GAAP financial measures” as defined under the rules of the SEC.

Adjusted EBITDA represents EBITDA (net income (loss) attributable to HC2 Holdings, Inc., adjusted for depreciation and amortization, interest expense and income tax (benefit) expense), adjusted to exclude our Insurance segment and add back or deduct certain items that management believes are non-recurring in nature or not comparable from period to period. For the definition of Adjusted EBITDA employed by HC2, see footnote 1 to the summary historical financial data table, in “Summary—Summary Pro Forma Combined and Historical Consolidated Financial Data.”

Our management uses Adjusted EBITDA as a supplemental financial measure to assess:

•	the financial performance of our assets without regard to our Insurance segment, financing methods, capital structure, taxes, historical cost basis or non-recurring expenses;

•	our liquidity and operating performance over time in relation to other companies that own similar assets and calculate Adjusted EBITDA in a similar manner; and

•	the ability of our assets to generate cash sufficient to pay potential interest cost.

We use Adjusted EBITDA as presented in this offering memorandum as a supplemental measure of our performance. Adjusted EBITDA is not defined under generally accepted accounting principles in the United States (“GAAP” or “US GAAP”) and is not a measure of operating income, operating performance or liquidity presented in accordance with GAAP.

Adjusted EBITDA has limitations as an analytical tool and when assessing our operating performance or liquidity, investors and others should not consider this data in isolation or as a substitute for net income (loss) attributable to HC2 Holdings, Inc., cash flow from operating activities or other cash flow data calculated in accordance with GAAP.

Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes: interest, taxes, depreciation and amortization.  Please see the audited and unaudited financial statements and the notes thereto of HC2 incorporated by reference into this offering memorandum.

For management’s definition of AOI, see note 6 to the unaudited pro forma condensed combined financial statements in “Unaudited Pro Forma and Historical Condensed Combined Financial Statements.”

Management believes that insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. However, insurance AOI has certain limitations, including that we may not calculate it the same as other companies in our industry and therefore should be read together with the Company's results calculated in accordance with GAAP.

Using insurance AOI as a performance measure has inherent limitations as an analytical tool as compared to income (loss) from operations or other US GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, insurance AOI should not be considered in isolation and does not purport to be an alternative to income (loss) from operations or other US GAAP financial measures as a measure of our operating performance.

Management believes that insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability for our Insurance segment. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations.  Please see the audited and unaudited financial statements and the notes thereto of HC2 and the Insurance Companies incorporated by reference into this offering memorandum.

Adjusted EBITDA Reconciliations

The calculation of Adjusted EBITDA, as defined by us, consists of net income (loss) attributable to HC2 Holdings, Inc., excluding net income (loss) attributable to our Insurance segment, as adjusted for depreciation and amortization; interest expense, income tax (benefit) expense; gain (loss) on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; other income (expense), net; foreign currency gain (loss); gain (loss) from discontinued operations; noncontrolling interest; share-based compensation expense; acquisition related costs; and other costs. Such adjustments exclude any results and amounts attributable to our Insurance segment. Adjusted EBITDA is a metric used by management and frequently used by the financial community. Adjusted EBITDA provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. While management believes that non-US GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s US GAAP financial results. We also exclude the results of our Insurance segment in our calculation of Adjusted EBITDA, as we believe that Adjusted EBITDA is not a commonly used metric in the insurance business and that including the results of our insurance business in our Adjusted EBITDA would impair the ability of such measure to provide investors with meaningful information for gaining an understanding of our results. The following table provides the reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure:

	Last 12 months ended September 30, 2016
	Manufacturing	Marine Services	Telecom	Utilities	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2 Holdings, Inc. ex Insurance	Insurance	HC2 Holdings, Inc.
Net income (loss) attributable to HC2 Holdings, Inc.	$28,979	$11,672	$7,085	$123	$(3,536)	$(45,308)	$(33,180)	$(34,165)	$(10,360)	$(44,525)
Adjustments to reconcile net income (loss) attributable to HC2 Holdings, Inc. to Adjusted EBITDA:
Depreciation and amortization	1,789	20,025	512	1,908	99	2,343	4	26,680
Depreciation and amortization (included in cost of revenue)	4,972	—	—	—	—	—	—	4,972
Asset impairment expense	—	547	—	—	—	—	—	547
(Gain) loss on sale or disposal of assets	(637)	(31)	—	—	—	1	—	(667)
Lease termination costs	—	—	239	—	—	1	—	240
Interest expense	1,232	4,598	—	152	—	1	35,441	41,424
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—
Other (income) expense, net	(367)	(439)	(2,564)	(409)	(3,224)	16,662	(60)	9,599
Foreign currency (gain) loss (included in cost of revenue)	—	(3,205)	—	—	—	—	—	(3,205)
Income tax (benefit) expense	16,025	(534)	(237)	(347)	(1,037)	8,616	(39,684)	(17,198)
Loss from discontinued operations	—	—	—	—	—	(23)	—	(23)
Noncontrolling interest	1,409	563	—	292	(2,771)	(2,063)	—	(2,570)
Share-based compensation expense	—	1,307	—	133	255	238	8,437	10,370
Acquisition and nonrecurring items	428	266	18	97	23	—	6,996	7,828
Other Costs (1)	—	2,181	12	—	—	(76)	—	2,117
Adjusted EBITDA	$53,830	$36,950	$5,065	$1,949	$(10,191)	$(19,608)	$(22,046)	$45,949
(in thousands)

(1)	Other Costs represents GMSL restructuring costs, consisting primarily of severance expense, during the fourth quarter of 2015.

	9 months ended September 30, 2016
	Manufacturing	Marine Services	Telecom	Utilities	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2 Holdings, Inc. ex Insurance	Insurance	HC2 Holdings, Inc.
Net income (loss) attributable to HC2 Holdings, Inc.	$20,710	$8,780	$4,007	$68	$(2,991)	$(21,264)	$(30,417)	$(21,107)	$(11,978)	$(33,085)
Adjustments to reconcile net income (loss) attributable to HC2 Holdings, Inc. to Adjusted EBITDA:
Depreciation and amortization	1,263	15,747	389	1,479	87	1,050	4	20,019
Depreciation and amortization (included in cost of revenue)	3,048	—	—	—	—	—	—	3,048
Asset impairment expense	—	—	—	—	—	—	—	—
(Gain) loss on sale or disposal of assets	(963)	(10)	—	—	—	—	—	(973)
Lease termination costs	—	—	179	—	—	—	—	179
Interest expense	917	3,683	—	142	—	1	26,871	31,614
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—
Other (income) expense, net	(88)	(1,190)	(574)	(399)	(3,223)	9,888	(311)	4,103
Foreign currency (gain) loss (included in cost of revenue)	—	(1,970)	—	—	—	—	—	(1,970)
Income tax (benefit) expense	12,641	(756)	—	—	—	—	(21,481)	(9,596)
Loss from discontinued operations	—	—	—	—	—	—	—	—
Noncontrolling interest	1,240	510	—	249	(2,302)	(2,062)	—	(2,365)
Share-based compensation expense	—	1,307	—	107	184	238	4,833	6,669
Acquisition and nonrecurring items	428	266	18	27	—	—	3,335	4,073
Other Costs	—	—	—	—	—	—	—	—
Adjusted EBITDA	$39,196	$26,367	$4,019	$1,673	$(8,245)	$(12,149)	$(17,166)	$33,694
(in thousands)

	9 months ended September 30, 2015
	Manufacturing	Marine Services	Telecom	Utilities	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2 Holdings, Inc. ex Insurance	Insurance	HC2 Holdings, Inc.
Net income (loss) attributable to HC2 Holdings, Inc.	$16,182	$17,963	$(299)	$(329)	$(4,030)	$5,768	$(59,089)	$(23,834)	$(291)	$(24,125)
Adjustments to reconcile net income (loss) attributable to HC2 Holdings, Inc. to Adjusted EBITDA:
Depreciation and amortization	1,490	12,978	294	1,206	8	641	—	16,617
Depreciation and amortization (included in cost of revenue)	5,735	—	—	—	—	—	—	5,735
Asset impairment expense	—	—	—	—	—	—	—	—
(Gain) loss on sale or disposal of assets	(69)	(117)	50	—	—	—	—	(136)
Lease termination costs	—	—	1,124	—	—	—	—	1,124
Interest expense	1,064	2,888	—	32	—	—	25,223	29,207
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—
Other (income) expense, net	(164)	(2,091)	(314)	(32)	—	(1,010)	4,991	1,380
Foreign currency (gain) loss (included in cost of revenue)	—	(804)	—	—	—	—	—	(804)
Income tax (benefit) expense	12,188	178	—	—	—	(16,349)	2,151	(1,832)
Loss from discontinued operations	20	—	—	—	—	24	—	44
Noncontrolling interest	967	563	—	(310)	(1,212)	—	—	8
Share-based payment expense	—	—	—	23	—	—	7,378	7,401
Acquisition and nonrecurring items	—	—	—	—	—	—	4,701	4,701
Other Costs	—	—	109	—	—	76	—	109
Adjusted EBITDA	$37,413	$31,558	$964	$590	$(5,234)	$(10,850)	$(14,645)	$39,720
(in thousands)

	Year ended December 31, 2015
	Manufacturing	Marine Services	Telecom	Utilities	Life Sciences	Other	Non-operating Corporate	HC2 Holdings, Inc. ex insurance	Insurance	HC2 Holdings, Inc.
Net income (loss) attributable to HC2 Holdings, Inc.	$24,451	$20,855	$2,779	$(274)	$(4,575)	$(18,276)	$(61,852)	$(36,892)	$1,327	$(35,565)
Adjustments to reconcile net income (loss) attributable to HC2 Holdings, Inc. to Adjusted EBITDA:
Depreciation and amortization	2,016	17,256	417	1,635	20	1,934	—	23,278
Depreciation and amortization (included in cost of revenue)	7,659	—	—	—	—	—	—	7,659
Asset impairment expense	—	547	—	—	—	—	—	547
(Gain) loss on sale or disposal of assets	257	(138)	50	—	—	1	—	170
Lease termination costs	—	—	1,184	—	—	1	—	1,185
Interest expense	1,379	3,803	—	42	—	—	33,793	39,017
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—
Other (income) expense, net	(443)	(1,340)	(2,304)	(42)	(1)	5,764	5,242	6,876
Foreign currency (gain) loss (included in cost of revenue)	—	(2,039)	—	—	—	—	—	(2,039)
Income tax (benefit) expense	15,572	400	(237)	(347)	(1,037)	(7,733)	(16,052)	(9,434)
Loss from discontinued operations	20	—	—	—	—	1	—	21
Noncontrolling interest	1,136	616	—	(267)	(1,681)	(1)	—	(197)
Share-based payment expense	—	—	—	49	71	—	10,982	11,102
Acquisition related costs	—	—	—	70	23	—	8,362	8,455
Other costs	—	2,181	121	—	—	—	—	2,302
Adjusted EBITDA	$52,047	$42,141	$2,010	$866	$(7,180)	$(18,309)	$(19,525)	$52,050
(in thousands)

	As Reported	Proforma Year ended December 31, 2014
	HC2 Holdings, Inc. Actual	Manufacturing (1)	Marine Services (2)	Telecom (3)	Utilities (4)	Life Sciences	Non-operating Corporate	Other	HC2 Holdings, Inc.
Net income (loss) attributable to HC2 Holdings, Inc.	$(14,391)	$19,278	$17,718	$(1,068)	$236	$(3,759)	$(51,410)	$29,219	$10,214
Adjustments to reconcile net income (loss) attributable to HC2 Holdings, Inc. to Adjusted EBITDA:
Depreciation and amortization	6,334	4,139	14,776	528	484	1	—	—	19,928
Depreciation and amortization (included in cost of revenue)	4,350	4,350	—	—	—	—	—	—	4,350
Asset impairment expense	291	—	—	291	—	—	—	—	291
(Gain) loss on sale or disposal of assets	(162)	(2)	104	(160)	—	—	—	—	(58)
Lease termination costs	—	—	—	—	—	—	—	—	—
Interest expense	12,347	1,627	4,708	1	20	—	10,700	—	17,056
Loss on early extinguishment of debt	11,969	—	—	—	—	—	11,969	—	11,969
Other (income) expense, net	(702)	(476)	(2,410)	(831)	(1,431)	—	217	1,610	(3,321)
Foreign currency (gain) loss (included in cost of revenue)	—	—	—	—	—	—	—	—	—
Income tax (benefit) expense	(22,869)	13,318	1,069	58	103	—	(963)	(31,828)	(18,243)
Loss from discontinued operations	146	35	3,007	—	—	—	—	157	3,199
Noncontrolling interest	2,559	3,569	3,059	—	229	(1,038)	—	1	5,820
Share-based payment expense	11,028	—	—	—	—	—	11,028	—	11,028
Acquisition related costs	13,044	—	7,966	—	—	—	5,078	—	13,044
Other costs	—	—	—	—	—	—	—	—	—
Adjusted EBITDA (5)	$23,944	$45,838	$49,997	$(1,181)	$(359)	$(4,796)	$(13,381)	$(841)	$75,277
(in thousands)

(1)	Manufacturing includes financials pro forma for the five months ended May 26, 2014, prior to our acquisition of a controlling interest.
(2)	Marine Services includes financials pro forma for the period ended September 22, 2014, prior to our acquisition of a controlling interest.
(3)	Telecom financials do not include any pro forma adjustments.
(4)	Utilities includes financials pro forma for the seven months ended July 31, 2014, prior to our acquisition of a controlling interest.
(5)	Adjusted EBITDA is not calculated for our Insurance segment, but included for purposes of reconciling to the consolidated Net income (loss) attributable to HC2 Holdings, Inc.